OTHER FINANCE EXPENSES AND INCOME, NET (Schedule of Other Finance Expenses and Income, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
A. Finance income:
Currency exchange rate differences	$ 0	$ 0	$ 53
Interest income	0	21	0
Total	0	21	53
Financing Expenses [Abstract]
Currency Exchange rate differences	637	197	0
Interest expense with respect to lease liabilities	786	461	366
Bank charges	46	89	16
Interest expense	32	0	0
Total	$ 1,501	$ 747	$ 382